File Nos. 2-62436
                                                              811-02864

As Filed with the Securities and Exchange Commission on October 27, 1997




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /_X__/

           Pre-Effective Amendment No. ___                      /____/

           Post-Effective Amendment No. 25                      /_X__/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / X  /

           Amendment No. 24                                     /_X _/
                             (Check appropriate box or boxes)

                                PIONEER BOND FUND
               (Exact name of registrant as specified in charter)

                  60 State Street, Boston, Massachusetts 02109
                (Address of principal executive office) Zip Code

       Registrant's Telephone Number, including Area Code: (617) 742-7825

                       Joseph P. Barri, Hale and Dorr LLP,
                           60 State Street, Boston, MA
                           02109 (Name and address of
                               agent for service)

It is proposed that this filing will become effective (check appropriate box)

           _ _        immediately upon filing pursuant to paragraph (b)
           _X_        on October 28, 1997 pursuant to paragraph (b)
            _         60 days after filing pursuant to paragraph (a)(1)
           _ _        on [date] pursuant to paragraph (a)(1) of Rule 485

                               PIONEER BOND FUND
                           CLASS A, CLASS B AND CLASS C SHARES
            Cross-Reference Sheet Showing Location in Prospectus and
                     Statement of Additional Information of
             Information Required by Items of the Registration Form

                                          Location in
                                          Prospectus or
                                          Statement of
                                          Additional
Form N-1A Item Number and Caption         Information

1.  Cover Page............................Prospectus - Cover Page

2.  Synopsis..............................Prospectus - Expense Information

3.  Condensed Financial Information.......Prospectus - Financial Highlights

4.  General Description of Registrant.....Prospectus - Investment Objectives
                                          and Policies; Management of the Fund;
                                          The Fund

5.  Management of the Fund................Prospectus - Management of the Fund

6.  Capital Stock and Other Securities....Prospectus - Investment Objectives
                                          and Policies; The Fund

7.  Purchase of Securities Being Offered..Prospectus - Fund Share Alternatives;
                                          How to Buy Fund Shares; Shareholder
                                          Services; Distribution Plans

8.  Redemption or Repurchase..............Prospectus - Fund Share Alternatives;
                                          How to Sell Fund Shares; Shareholder
                                          Services

9.  Pending Legal Proceedings.............Not Applicable

10. Cover Page............................Statement of Additional Information
                                          - Cover Page

                                          Location in
                                          Prospectus or
                                          Statement of
                                          Additional
Form N-1A Item Number and Caption         Information


11. Table of Contents.....................Statement of Additional Information
                                          - Cover Page

12. General Information and History.......Statement of Additional Information
                                          - Cover Page; Description of Shares

13. Investment Objectives and Policies....Statement of Additional Information
                                          - Investment Policies and Restrictions

14. Management of the Fund................Statement of Additional Information
                                          - Management of the Fund; Investment
                                          Adviser

15. Control Persons and Principal Holders
        of Securities.....................Statement of Additional Information
                                          - Management of the Fund

16. Investment Advisory and Other
        Services..........................Statement of Additional Information
                                          - Management of the Fund; Investment
                                          Adviser; Underwriting Agreement and
                                          Distribution Plans; Shareholder
                                          Servicing/Transfer Agent; Custodian;
                                          Independent Public Accountants

17. Brokerage Allocation and Other
        Practices.........................Statement of Additional Information
                                          - Portfolio Transactions

18. Capital Stock and Other Securities....Statement of Additional Information
                                          - Description of Shares; Certain
                                          Liabilities

                                          Location in
                                          Prospectus or
                                          Statement of
                                          Additional
Form N-1A Item Number and Caption         Information


19. Purchase Redemption and Pricing of
        Securities Being Offered..........Statement of Additional Information
                                          - Determination of Net Asset Value;
                                          Systematic Withdrawal Plan; Letter
                                          of Intention

20. Tax Status............................Statement of Additional Information
                                          - Tax Status

21. Underwriters..........................Statement of Additional Information
                                          - Principal Underwriter; Underwriting
                                          Agreement and Distribution Plans

22. Calculation of Performance Data.......Statement of Additional Information
                                          - Investment Results

23. Financial Statements..................Statement of Additional Information
                                          - Financial Statements

Pioneer
Bond
Fund


Class A, Class B and Class C Shares
Prospectus

October 28, 1997

      Pioneer Bond Fund (the "Fund") seeks current income from a high quality portfolio with due regard to preservation of capital and prudent investment risk. Consistent therewith, the Fund also seeks to maintain dividend payments at a relatively stable level. At least 85% of the Fund's total assets must be invested in debt securities issued or guaranteed by the United States ("U.S.") Government or its agencies or instrumentalities, debt securities (including convertible securities) rated within the three highest grades by the major recognized bond services and comparably rated commercial paper and cash and cash equivalents. The Fund may invest the balance (up to 15%) of its total assets in debt securities that are rated in the fourth highest grade by the major recognized bond services and in commercial paper that is of comparable quality.

      Fund returns and share prices fluctuate and the value of your account, upon redemption, may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

      This Prospectus provides the information about the Fund that you should know before investing. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information dated October 28, 1997, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Other information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.


[PIONEER LOGO]

          TABLE OF CONTENTS                                         PAGE
          -------------------------------------------------------   -----
I.        EXPENSE INFORMATION   .................................       2
II.       FINANCIAL HIGHLIGHTS  .................................       2
III.      INVESTMENT OBJECTIVES AND POLICIES   ..................       4
IV.       MANAGEMENT OF THE FUND   ..............................       5
V.        FUND SHARE ALTERNATIVES  ..............................       6
VI.       SHARE PRICE  ..........................................       7
VII.      HOW TO BUY FUND SHARES   ..............................       7
VIII.     HOW TO SELL FUND SHARES  ..............................      11
IX.       HOW TO EXCHANGE FUND SHARES    ........................      12
X.        DISTRIBUTION PLANS    .................................      12
XI.       DIVIDENDS, DISTRIBUTIONS AND TAXATION   ...............      13
XII.      SHAREHOLDER SERVICES  .................................      14
           Account and Confirmation Statements    ...............      14
           Additional Investments  ..............................      14
           Automatic Investment Plans    ........................      14
           Financial Reports and Tax Information  ...............      14
           Distribution Options    ..............................      14
           Directed Dividends   .................................      15
           Direct Deposit    ....................................      15
           Voluntary Tax Withholding  ...........................      15
           Telephone Transactions and Related Liabilities  ......      15
           FactFone(SM)  ........................................      15
           Retirement Plans  ....................................      15
           Telecommunications Device for the Deaf (TDD)    ......      15
           Systematic Withdrawal Plans   ........................      15
           Reinstatement Privilege (Class A Shares Only)   ......      16
XIII.     THE FUND  .............................................      16
XIV.      INVESTMENT RESULTS    .................................      16

                             --------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


     This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects annual operating expenses based upon actual expenses incurred for the fiscal year ended June 30, 1997.




                                                  Class A     Class B   Class C
                                                  --------   --------   -------
Shareholder Transaction Expenses
 Maximum Initial Sales Charge on
  Purchases (as a percentage of
  offering price)   .....................           4.50%(1)   None      None
 Maximum Sales Charge on
  Reinvestment of Dividends  ............           None       None      None
 Maximum Deferred Sales Charge (as
  a percentage of purchase price
  or redemption proceeds, as
  applicable)    ........................           None(1)    4.00%     1.00%
 Redemption fee(2) ......................           None       None      None
 Exchange fee ...........................           None       None      None
Annual Operating Expenses
 (as a percentage of average net assets):
 Management fee  ........................           0.50%      0.50%     0.50%
 12b-1 fees   ...........................           0.25%      1.00%     1.00%
 Other Expenses (including accounting
  and transfer agent fees, custodian
  fees and printing expenses)   .........           0.37%      0.46%     0.42%
                                                    ----       ----      ----
Total Operating Expenses  ...............           1.12%      1.96%     1.92%
                                                    ====       ====      ====

---------

1 Purchases of $1 million or more and certain purchases by participants in a group plan are not subject to an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") as further described under "How to Sell Fund Shares."

2 Separate fees (currently $10 and $20, respectively) apply to domestic and international wire transfers of redemption proceeds.

 Example:
     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.


                                          1 Year   3 Years   5 Years   10 Years
                                          ------   -------   -------   --------
Class A Shares                             $56       $79      $104       $175
Class B Shares*
 - Assuming complete
   redemption at end of
   period                                  $60       $92      $126       $207
 - Assuming no
   redemption                              $20       $62      $106       $207
Class C shares**
 - Assuming complete
   redemption at end of
   period                                  $30       $60      $104       $224
 - Assuming no
   redemption                              $20       $60      $104       $224

---------
 * Class B shares convert to Class A shares eight years after purchase; therefore, Class A share expenses are used after year eight.

** Class C shares redeemed during the first year after purchase are subject to a 1% CDSC.

     THE EXAMPLE IS DESIGNED FOR INFORMATIONAL PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL FUND EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

     For further information regarding management fees, 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Plans" and "How to Buy Fund Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's payment of a 12b-1 fee may result in long-term shareholders indirectly paying more than the economic equivalent of the maximum sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     The maximum initial sales charge is reduced on purchases of specified amounts of Class A shares and the value of Class A shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of other publicly available Pioneer mutual funds. See "How to Exchange Fund Shares."

II. FINANCIAL HIGHLIGHTS

     The following information has been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Fund's financial statements as of June 30, 1997 appears in the Fund's Annual Report, which is incorporated by reference in the Statement of Additional Information. The information listed below should be read in conjunction with financial statements contained in the Fund's Annual Report. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.

PIONEER BOND FUND
Selected Data for a Class A Share Outstanding Throughout Each Period:


                                                          For the Year Ended June 30,
                                           --------------------------------------------------
                                               1997          1996         1995         1994
                                           -----------   ----------   ---------     ---------
Net asset value, beginning of
 period  ...........................       $  9.08       $    9.35     $   9.04     $    9.81
                                           -------       ---------     --------     ---------
Increase (decrease) from
 investment operations:
 Net investment income  ............       $  0.63       $    0.64     $   0.68     $    0.67
 Net realized and unrealized gain
  (loss) on investments    .........         (0.01)          (0.27)        0.31         (0.77)
                                           -------       ---------    --------     ---------
  Net increase (decrease) from
   investment operations   .........       $  0.62       $    0.37     $   0.99     $   (0.10)
Distributions to shareholders from:
 Net investment income  ............         (0.63)          (0.64)       (0.68)        (0.67)
                                           -------       ---------     --------     ---------
Net increase (decrease) in net
 asset value   .....................        $(0.01)      $   (0.27)    $   0.31     $  (0.77)
                                            ------       ---------     --------     --------
Net asset value, end of period   ...        $ 9.07       $    9.08     $   9.35     $   9.04
                                            ======       =========     ========     ========
Total return*  .....................          7.09%           4.02%      11.48%        (1.26)%
Net assets, end of period
 (in thousands)   ..................       $98,310        $101,957    $110,158      $106,659
Ratio of net expenses to average
 net assets ........................          1.14%+          1.19%+      1.14%        1.05%
Ratio of net investment income to
 average net assets  ...............          6.97%+          6.80%+      7.55%        6.93%
Portfolio turnover rate ............            48%             39%         37%          39%
Ratios assuming reduction for
 fees paid indirectly:
 Net expenses  .....................          1.12%           1.18%         --            --
 Net investment income (loss)    ...          6.99%           6.81%         --            --



                                             1993          1992        1991       1990         1989       1988
                                           --------     ---------    -------    --------     -------    --------
Net asset value, beginning of
 period  ...........................       $   9.37     $   8.99     $  8.92    $   9.18     $  9.04    $   9.22
                                           --------     --------     -------    --------     -------    --------
Increase (decrease) from
 investment operations:
 Net investment income  ............       $   0.70     $   0.74     $  0.79    $   0.81     $  0.81    $   0.81
 Net realized and unrealized gain
  (loss) on investments    .........           0.44         0.39        0.07       (0.26)       0.14       (0.18)
                                           --------     --------     -------    ---------    -------    --------
  Net increase (decrease) from
   investment operations   .........       $   1.14     $   1.13     $  0.86    $   0.55     $  0.95    $   0.63
Distributions to shareholders from:
 Net investment income  ............          (0.70)       (0.75)      (0.79)      (0.81)      (0.81)      (0.81)
                                           --------     --------     -------    ---------    -------    --------
Net increase (decrease) in net
 asset value   .....................       $   0.44     $   0.38     $  0.07    $  (0.26)    $  0.14    $  (0.18)
                                           --------     --------     -------    --------     -------    --------
Net asset value, end of period   ...       $   9.81     $   9.37     $  8.99    $   8.92     $  9.18    $   9.04
                                           ========     ========     =======    ========     =======    ========
Total return*  .....................          12.67%       13.03%      10.13%       6.24%      11.17%       7.16%
Net assets, end of period
 (in thousands)   ..................       $112,900     $102,503     $76,476    $ 74,137     $64,261    $ 53,090
Ratio of net expenses to average
 net assets ........................           1.10%        1.09%       1.02%       0.88%       0.86%       0.88%
Ratio of net investment income to
 average net assets  ...............           7.37%        8.04%       8.82%       9.01%       8.99%       8.90%
Portfolio turnover rate ............             37%          17%         20%         34%         34%         20%
Ratios assuming reduction for
 fees paid indirectly:
 Net expenses  .....................             --           --          --          --          --          --
 Net investment income (loss)    ...             --           --          --          --          --          --


Selected Data for a Class B Share Outstanding Throughout Each Period:

                                                                                 For the Year
                                                                                Ended June 30,
                                                                   ----------------------------------------
                                                                                                                April 4, 1994
                                                                     1997          1996          1995          to June 30, 1994
                                                                   --------      ----------      -------       ----------------
Net asset value, beginning of period    ........................    $  9.02         $  9.31       $ 9.02           $  9.23
                                                                    -------         -------       ------           -------
Increase (decrease) from investment operations:
 Net investment income   .......................................    $  0.56         $  0.57       $ 0.60           $  0.14
 Net realized and unrealized gain (loss) on investments   ......      (0.01)          (0.28)        0.31             (0.21)
                                                                    -------         -------       ------           -------
  Net increase (decrease) from investment operations   .........    $  0.55         $  0.29       $ 0.91           $ (0.07)
Distributions to shareholders:
 From net investment income    .................................      (0.54)          (0.57)       (0.62)            (0.14)
 In excess of net investment income  ...........................         --           (0.01)          --                --
                                                                    -------         -------       ------           -------
Net increase (decrease) in net asset value    ..................    $  0.01         $ (0.29)      $ 0.29           $ (0.21)
                                                                    -------         -------       ------           -------
Net asset value, end of period    ..............................    $  9.03         $  9.02       $ 9.31           $  9.02
                                                                    =======         =======       ======           =======
Total return*   ................................................       6.24%           3.15%       10.57%            (0.73)%
Net assets, end of period (in thousands)   .....................    $20,104         $14,843      $ 7,338            $1,212
Ratio of net expenses to average net assets   ..................       1.97%+          1.96%+       1.97%             1.92%**
Ratio of net investment income to average net assets   .........       6.12%+          6.01%+       6.60%             6.09%**
Portfolio turnover rate  .......................................         48%             39%          37%               39%
Ratios assuming reduction for fees paid indirectly:
 Net expenses   ................................................       1.96%           1.94%          --                --
 Net investment income (loss)  .................................       6.13%           6.03%          --                --

----------------------
 +Ratios assuming no reduction for fees paid indirectly.
 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**Annualized.

PIONEER BOND FUND

Selected Data for a Class C Share Outstanding Throughout Each Period:



                                                                     For the Year      January 31, 1996
                                                                    Ended June 30,           to
                                                                         1997           June 30, 1996
                                                                   ----------------   -----------------
Net asset value, beginning of period    ........................       $ 9.02               $ 9.54
                                                                        ------               ------
Increase (decrease) from investment operations:
 Net investment income   .......................................       $ 0.54               $ 0.23
 Net realized and unrealized gain (loss) on investments   ......           --                (0.52)
                                                                       ------               ------
  Net increase (decrease) from investment operations   .........       $ 0.54               $(0.29)
Distributions to shareholders:
 From net investment income    .................................        (0.54)               (0.22)
 In excess of net investment income  ...........................          --                (0.01)
                                                                       ------               ------
Net increase (decrease) in net asset value .....................       $   --               $(0.52)
                                                                       ------               ------
Net asset value, end of period    ..............................       $ 9.02               $ 9.02
                                                                       ======               ======
Total return*   ................................................         6.13%               (3.00)%
Net assets, end of period (in thousands)   .....................       $4,588               $  343
Ratio of net expenses to average net assets   ..................         2.05%+               2.18%**+
Ratio of net investment income to average net assets   .........         5.83%+               5.79%**+
Portfolio turnover rate  .......................................           48%                  39%
Ratios assuming a reduction for fees paid indirectly:
 Net expenses   ................................................         1.92%                2.13%**
 Net investment income (loss)  .................................         5.96%                5.84%**

----------------------
 +Ratios assuming no reduction for fees paid indirectly.
 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**Annualized.

----------------------

III. INVESTMENT OBJECTIVES AND POLICIES

     The Fund's primary objective is to provide current income from a high quality portfolio with due regard to preservation of capital and prudent investment risk. The Fund has a secondary objective of maintaining a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the high quality of the Fund's portfolio.

     At least 85% of the Fund's total assets must be invested in (a) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (b) investment-grade securities, that is, debt securities, including convertible securities, that are rated "A" or higher by the major recognized bond services (for a description of ratings see the Appendix to the Statement of Additional Information), and comparably rated commercial paper and
(c) cash and cash equivalents (such as certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances).

     The Fund may also invest up to 15% of its total assets in debt securities, including convertible securities, which are rated in the fourth highest grade by the major recognized bond services and commercial paper which is comparable. Securities in the fourth highest grade (i.e., rated Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Ratings Group) are considered medium grade, neither highly protected nor poorly secured, with some elements of uncertainty over any great length of time and certain speculative characteristics as well.

     None of the Fund's portfolio may be invested in debt securities which are rated below the fourth highest grade or are unrated, except that the Fund may hold debt securities the ratings of which are reduced subsequent to purchase. The Fund may not invest in preferred or common stocks.

     The Fund may invest in the following mortgage-backed securities. Collateralized mortgage obligations ("CMOs") are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed to a special purpose entity, then through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. A real estate mortgage investment conduit ("REMIC") is a form of CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may acquire "regular" interests in REMICs but does not intend, under current tax law, to acquire residual interests in REMICs. Mortgage-backed securities are derivative securities and provide for payments based on or derived from the performance of the underlying mortgage assets. Risks associated with mortgage-backed securities include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in debt obligations can be expected to rise. Conversely, when interest rates rise the value of an investment in debt obligations can be expected to decline. Like other debt obligations, when interest rates rise the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as that of other debt obligations. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

     Not more than 15% of the Fund's assets may be invested in foreign securities and not more than 5% of its total assets may be invested in foreign securities that are not listed on a recognized foreign or domestic exchange, provided that purchases of Canadian securities are not subject to the limitations in this paragraph. Investments in foreign securities may be subject to risks including, but not limited to, foreign taxes and restrictions, illiquidity and fluctuations in currency values. In addition, the financial information available on issuers of foreign debt securities is frequently not as accurate or complete as would be available for a comparable domestic issuer. See "Other Policies and Risks" in the Statement of Additional Information.

     The Fund's portfolio will be fully managed by purchasing and selling securities, as well as holding selected securities to maturity. The Fund's investment manager employs "cycle analysis" in the management of the Fund's portfolio. Cycle analysis is the process of managing the Fund's portfolio by analyzing the business and credit cycles of the economy to identify and monitor trends in interest rates and to identify fixed-income securities with characteristics most likely to meet the Fund's objectives at given stages in the cycles. Relying on analysis of economic indicators, as well as price, yield and maturity data of individual securities, this process requires ongoing adjustments to the portfolio based on the relative values or maturities of individual debt securities or changes in the creditworthiness or overall investment merit of an issue.

     Any such change in the portfolio may result in increases or decreases in the Fund's current income available for distribution to shareholders and in its holding of debt securities which sell at moderate to substantial premiums or discounts from face value. If the Fund's expectations of changes in interest rates or its evaluation of the normal yield relationships between two securities prove to be incorrect, the Fund's income, net asset value and potential capital gain may be reduced or its potential capital loss may be increased. An increase in interest rates will generally reduce the value of portfolio investments (and, therefore, the net asset value of the shares of the Fund), and a decline in interest rates will generally increase their value.

     It is the policy of the Fund not to engage in trading for short-term profits. The Fund will engage in portfolio trading if it believes a transaction net of costs (including custodian's fees) will contribute to the achievement of its investment objective. See "Financial Highlights" for actual portfolio turnover rates.

     The foregoing objectives and investment policies (other than the discussion of "cycle analysis") may not be changed without shareholder approval. Government securities include U.S. Treasury obligations such as bills, bonds and notes which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities supported by the full faith and credit of the U.S. Treasury (securities of the Government National Mortgage Association, "GNMA"), the authority of the U.S. Government to purchase certain obligations of the issuer (securities of the Federal National Mortgage Association, "FNMA"), the limited authority of the issuer to borrow from the U.S. Treasury (securities of the Student Loan Marketing Association) or only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not legally obligated to do so. Interest payments of U.S. Treasury obligations are generally fixed. Other investment policies and restrictions on investment are described in the Statement of Additional Information, including a policy on lending portfolio securities. Since all investments are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors, the Fund, of course, cannot assure that its investment objectives will be achieved.

IV. MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for management and supervision of the Fund. There are currently nine Trustees, seven of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Board meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general background of each Trustee and executive officer of the Fund.

     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of the Fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's fixed income managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.

     Research and management for the Fund is the responsibility of a team of portfolio managers and analysts focusing on fixed income securities. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition. Mr. Sherman Russ is the senior member of the fixed income team. Mr. Russ joined PMC in 1983.

     Day-to-day management of the Fund has been the responsibility of Mr. Russ, a Senior Vice President of PMC and Vice President of the Fund, since March 1988. Mr. Russ has 34 years of investment experience.

     Investment advisory services are provided to the Fund by PMC pursuant to a management contract between PMC and the Fund. PMC is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of shares of the Fund.

     In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Fund, the Fund and PMC have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.

     Under the terms of its contract with the Fund, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the ordinary operating expenses, including executive salaries and the rental of certain office space, related to its services for the Fund with the exception of the following which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with regulatory agencies, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

     Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund or other funds for which PMC or any other affiliate or subsidiary serves as investment adviser or manager. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

     As compensation for its management services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 0.50% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. See "Expense Information" in this Prospectus and "Investment Adviser" in the Statement of Additional Information.

     John F. Cogan, Jr., Chairman and President of the Fund, Chairman of PFD, President and a Director of PGI and Chairman and a Director of PMC, owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.

V. FUND SHARE ALTERNATIVES

     The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

     Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase; however, shares redeemed within 12 months of purchase may be subject to a CDSC. Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

     Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after the initial purchase.

     Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.

     Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.

     Investment dealers and their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

VI. SHARE PRICE

     Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus the applicable sales charge. Net asset value per share of each Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.

     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at fair value as determined in good faith by the Trustees.

VII. HOW TO BUY FUND SHARES

     You may buy Fund shares from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share, plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.

     The minimum initial investment is $1,000 for Class A, Class B and Class C shares except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and Class C shares except that the subsequent minimum investment amount for Class B and Class C share accounts may be as little as $50 if an automatic investment plan is established (see "Automatic Investment Plans").

     Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicate otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing Pioneer Mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.

     You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

     Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.

Class A Shares
     You may buy Class A shares at the public offering price, including a sales charge, as follows:

                          Sales Charge as a % of
                          -----------------------     Dealer
                                                     Allowance
                                          Net        as a % of
                           Offering      Amount      Offering
  Amount of Purchase        Price       Invested      Price
-----------------------   ----------   ----------   ----------
Less than $100,000           4.50%        4.71%        4.00%
$100,000 but less than
  $250,000                   3.50         3.63         3.00
$250,000 but less than
  $500,000                   2.50         2.56         2.00
$500,000 but less than
  $1,000,000                 2.00         2.04         1.75
$1,000,000 or more           -0-          -0-        see below

     The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under
Section 401 or 408 of the Internal Revenue Code in 1986, as amended (the "Code"), although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of PMC, may be included for this purpose.

     No sales charge is payable at the time of purchase on investments of $1 million or more or for purchases by participants in certain group plans (described below) subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares ." These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's Class A shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.

     Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Fund may be sold at net asset value without a sales charge to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. Information about such arrangements is available from PFD.

     Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners or employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the foregoing persons; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned on the receipt by PFD of written notification of eligibility. Class A shares of the Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Shares of the Fund may also be issued at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

     Reduced sales charges are available for purchases of $100,000 or more of Class A shares (excluding any reinvest-ments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intent ("LOI") which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the Fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled.

     You are not obligated to purchase the amount specified in your LOI. If, however, the amount actually purchased during the 13-month period is more or less than that indicated in your LOI, an adjustment in the sales charge will be made. If a payment to cover actual sales charges is due, it must be paid to PFD within 20 days after PFD or your dealer sends you a written request or PFD will direct PSC to liquidate sufficient shares from your escrow account to cover the amount due. See the Statement of Additional Information for more information.

     Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within 60 days immediately preceding the purchase of Class A shares of the Fund; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

Class B Shares
     You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge at net asset value per share next computed after receipt of a purchase order; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

     The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

         Year Since              CDSC as a Percentage of Dollar
          Purchase                  Amount Subject to CDSC
-----------------------------   -------------------------------
     First                                    4.0%
     Second                                   4.0%
     Third                                    3.0%
     Fourth                                   3.0%
     Fifth                                    2.0%
     Sixth                                    1.0%
     Seventh and thereafter                  none

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

     Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS"), which the Fund has obtained, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling will continue to be in effect at the time any particular conversion would normally occur. The conversion of Class B shares to Class A shares will not occur if such ruling is no longer in effect and such an opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares
     You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

     For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

     Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

     Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

     The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 701/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer) or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions; (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

     The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is
(i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

     The CDSC on any shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC on any shares subject to a CDSC will not be applicable if the selling broker-dealer elects, with PFD's approval, to waive receipt of the commission normally paid at the time of the sale.

     Broker-Dealers. An order for any Class of Fund shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received prior to PFD's close of business (usually, 5:30 p.m. Eastern
Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business. PFD or its affiliates may provide additional compensation to certain dealers or such dealers' affiliates based on certain objective criteria established from time to time by PFD. All such payments are made out of PFD's or the affiliate's own assets. These payments will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

     General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

VIII. HOW TO SELL FUND SHARES

     You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

     You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

     [bullet] If you are selling shares from a retirement account, other than an IRA, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

     [bullet] If you are selling shares from a non-retirement account or an IRA, you may use any of the methods described below.

     Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you by check, bank wire, or electronic funds transfer normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.

     In Writing. You may always sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following applies:

     [bullet]  you wish to sell over $100,000 worth of shares,


     [bullet] your account registration or address has changed within the last 30 days,

     [bullet] the check is not being mailed to the address on your account (address of record),

     [bullet]  the check is not being made out to the account owners, or

     [bullet] the sale proceeds are being transferred to a Pioneer mutual fund account with a different registration.

     Your request should include your name, the Fund's name, your fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and meet any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries and corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.

     Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, any certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.

     By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts, except IRAs. A maximum of $100,000 per account per day may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank wire address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.

     Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

     Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.

     CDSC on Class A Shares. Purchases of Class A shares of $1 million or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

     General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

     Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE FUND SHARES

     Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.

     Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or FactFone(SM), will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.

     Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the day of the month designated on your Account Application or Account Options Form.

     General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

     Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

     Exchange requests received by PSC before 4:00 p.m. Eastern Time will be effective on that day if the requirements below have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

     You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

X. DISTRIBUTION PLANS

     The Fund has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.

     Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (See "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

     Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan does not provide for the carryover of reimbursable expenses beyond twelve months from the time the Fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the Fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the Fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the Fund has twelve months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the Fund during such twelve-month period shall not exceed 0.25% of the Fund's average daily net assets during such period. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund.

     Both the Class B and the Class C Plans provide that the Fund will pay a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable Class of shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B or Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B or Class C shares.

     Commissions of 4%, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase.

     Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares.

     When a broker-dealer sells Class B or Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

     Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B or Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION

     The Fund has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code.

     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

     Each business day the Fund declares a dividend consisting of substantially all of its net investment income (earned interest income less expenses). Shares being purchased will begin earning dividends on the first business day following receipt of payment for purchased shares. Shares continue to earn dividends up to and including the date of redemption. Dividends are normally paid on the last business day of the month or shortly thereafter. Distributions from net short-term capital gains, if any, may be paid with such dividends. The Fund's policy is to make distributions from net long-term capital gains, if any, in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax.

     Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described below whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided annually to shareholders. See "Distribution Options" and "Directed Dividends."

     Generally, dividends from the Fund's net investment income, income from securities lending, market discount income, certain net realized foreign exchange gains, and net short-term capital gains are taxable as ordinary income under the Code, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. It is anticipated that future tax regulations implementing federal tax legislation enacted on August 5, 1997 will provide that distributions of long-term capital gains to individuals or other noncorporate taxpayers will be subject to different maximum tax rates, depending upon the dates on which the gains are recognized and the Fund's holding periods for the assets that produce the gains.


     The Fund's dividends and distributions will not qualify for any dividends-received deduction available to corporate shareholders.

     The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including, in some cases, capital gains) from certain of its foreign investments, which will reduce the yield on or return from those investments. The Fund anticipates that it generally will not qualify to pass such taxes through to its shareholders, who will generally neither treat such taxes as additional income nor be entitled to any associated foreign tax credits or deductions.

     Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to such backup withholding or if the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.

     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its shares is attributable to) certain U.S. Government obligations, provided in some states that certain concentration, designation, reporting or other requirements are satisfied. The Fund will not attempt to and may not satisfy all such requirements in all states. Non-U.S. shareholders and tax-exempt shareholders are subject to tax treatment that is different than described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws, including the application of the federal tax legislation and regulations referred to above in their particular circumstances.

XII. SHAREHOLDER SERVICES
     PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Shareholder Services, Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as the custodian of the Fund's securities and other assets. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements
     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing the details of transactions are sent to shareholders quarterly for dividend reinvestment and Automatic Investment Plan transactions and more frequently for other types of transactions. The Pioneer Combined Account Statement, mailed quarterly, is available to all shareholders who have more than one Pioneer mutual fund account.

     Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services that might not be available are purchases, exchanges or redemption of shares by mail or telephone, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, newsletters, Letters of Intention or Rights of Accumulation.

Additional Investments
     You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B and Class C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments. Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

Automatic Investment Plans
     You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a preauthorized electronic funds transfer or draft drawn on a checking account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue the Plan without penalty upon 30 days' written notice to PSC. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.

Financial Reports and Tax Information
     As a shareholder, you will receive financial reports at least semi-annually. In January of each year the Fund will mail to you information about the tax status of dividends and distributions.

Distribution Options
     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application. Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in the distribution option may be made by written request to PSC.

     If you elect to receive either dividends or capital gains or both in cash and a distribution check issued to you is returned by the U.S. Postal Service as not deliverable or a distribution check remains uncashed for six months or more, the amount of the check may be reinvested in your account. Such additional shares will be purchased at the then current net asset value. Furthermore, the distribution option on the account will automatically be changed to the reinvestment option until such time as you request a different option by writing to PSC.

Directed Dividends

     You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount. There are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations, i.e., PGI IRA Cust for John Smith may only go into another account registered PGI IRA Cust for John Smith.

Direct Deposit

     If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding
     You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

Telephone Transactions and Related Liabilities
     Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. See "How to Buy Fund Shares," "How to Sell Fund Shares" and "How to Exchange Fund Shares" for more information. Computer-assisted transactions are available to shareholders who have pre-recorded certain bank information (see FactFone(SM)). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC or PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)
     FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone(SM) allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer mutual fund accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.

Retirement Plans
     Interested persons should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to retirement plans for business, age-weighted profit sharing plans, Simplified Employee Pension Plans, IRAs,
Section 401(k) salary reduction plans and Section 403(b) retirement plans for employees of certain non-profit organizations and public school systems, all of which are available in conjunction with investments in the Fund. The Pioneer Mutual Funds Account Application accompanying this Prospectus should not be used to establish such plans. Separate applications are required.


Telecommunications Device for the Deaf (TDD)
     If you have a hearing disability and access to TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern time, to contact our telephone representatives with questions about your account.


Systematic Withdrawal Plans
     If your account has a total value of at least $10,000 you may establish a SWP providing for fixed payments at regular intervals. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic checks of $50 or more will be sent to you, or any person designated by you, monthly or quarterly and your periodic redemptions of shares may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. You may also direct that withdrawal checks be paid to another person, although if you make this designation after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous.

     You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)

     If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. In addition, if a redemption resulted in a loss and an investment is made in shares of the Fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in certain other Pioneer mutual funds; in this case you must meet the minimum investment requirement for each fund you enter. The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado or earthquake.

     The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended, or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may obtain by calling 1-800-225-6292.

XIII. THE FUND

     The Fund is an open-end diversified management investment company (commonly referred to as a mutual fund) organized as a Massachusetts corporation on August 16, 1978 and reorganized as a Massachusetts business trust on December 31, 1985. The Fund will recognize stock certificates representing shares of Pioneer Bond Fund, Inc. issued prior to its reorganization as a Massachusetts business trust as evidence of ownership of an equivalent number of shares of beneficial interest. Any shareholder desiring to surrender a stock certificate to the Fund for a share certificate representing an equivalent number of shares of beneficial interest may do so by making a written request for the exchange to PSC. The request must be accompanied by the surrendered stock certificate which must be endorsed on the back exactly in the manner as the certificate is registered.

     The Fund has authorized an unlimited number of shares of beneficial interest and the Trustees are authorized to create additional series of the Fund. The Fund is not required to hold annual meetings, although special meetings may be called for the purposes of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any new series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three Classes of shares, designated Class A, Class B and Class C. The shares of each Class represent an interest in the same portfolio of investments of the Fund. Each Class has equal rights as to voting, redemption, dividends and liquidation, except that each Class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular Class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

     When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully-paid and non-assessable. Shares will remain on deposit with the Fund's transfer agent and certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of Class A shares certificates; certificates will not be issued for Class B or Class C shares.

XIV. INVESTMENT RESULTS

     The Fund may from time to time include yield information in advertisements or in information furnished generally to existing or proposed shareholders. Yield information is computed in accordance with the SEC's standardized yield formula. The calculation for all Classes is computed by dividing the net investment income per share of a Class during a base period of 30 days, or one month, by the maximum offering price per share of the applicable Class of the Fund on the last day of such base period. The resulting "30-day yield" is then annualized as described below. Net investment income per share of a Class is determined by dividing the Fund's net investment income attributable to a Class during the base period by the average number of shares of that Class of the Fund. The 30-day yield is then "annualized" by a computation that assumes that the net investment income per share of a Class is earned and reinvested for a six-month period at the same rate as during the 30-day base period and that the resulting six-month income will be generated over an additional six months.

     The average annual total return (for a designated period of time) on an investment in the Fund may be included in adver-tisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 4.50%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

     One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

     Other investments or savings vehicles and/or unmanaged market indices, indicators of economic activity or averages of mutual fund results may be cited or compared with the investment performance of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

     The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

Notes

THE PIONEER FAMILY OF MUTUAL FUNDS


Growth Funds

Global/International
     Pioneer Emerging Markets Fund
     Pioneer Europe Fund
     Pioneer Gold Shares
     Pioneer India Fund
     Pioneer International Growth Fund
     Pioneer World Equity Fund

United States
     Pioneer Capital Growth Fund
     Pioneer Growth Shares
     Pioneer Mid-Cap Fund
     Pioner Small Company Fund
     Pioneer Micro-Cap Fund*

Growth and Income Funds
     Pioneer Balanced Fund
     Pioneer Equity-Income Fund
     Pioneer Fund
     Pioneer Real Estate Shares
     Pioneer II

Income Funds

Taxable
     Pioneer America Income Trust
     Pioneer Bond Fund
     Pioneer Short-Term Income Trust*

Tax-Exempt
    Pioneer Intermediate Tax-Free Fund**
    Pioneer Tax-Free Income Fund**

Money Market Fund
    Pioneer Cash Reserves Fund

     *Offers Class A and B Shares only

    **Not suitable for retirement accounts

                                                                          [Logo]

Pioneer
Bond Fund

60 State Street
Boston, Massachusetts

OFFICERS

JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
SHERMAN B. RUSS, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR LLP

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292

SERVICE INFORMATION

If you would like information on the following, please call:

Existing and new accounts, prospectuses,
 applications and service forms
 and telephone transactions .................................... 1-800-225-6292

FactFone(SM)
  Automated fund yields, automated prices
  and account information ...................................... 1-800-225-4321
Retirement plans ............................................... 1-800-622-0176
Toll-free fax .................................................. 1-800-225-4240
Telecommunications Device for the Deaf (TDD) ................... 1-800-225-1997


1097-4602

(C)Pioneer Funds Distributor, Inc.

                                PIONEER BOND FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION
                       Class A, Class B and Class C Shares


                                October 28, 1997

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") dated October 28, 1997 of Pioneer Bond Fund (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to this Statement of Additional Information and is hereby incorporated in this Statement of Additional Information by reference.

                                TABLE OF CONTENTS
                                                         Page

1. Investment Policies and Restrictions.........................2
2. Management of the Fund.......................................6
3. Investment Adviser..........................................11
4. Underwriting Agreement and Distribution Plans...............11
5. Shareholder Servicing/Transfer Agent........................14
6. Custodian...................................................15
7. Principal Underwriter.......................................15
8. Independent Public Accountants..............................15
9. Portfolio Transactions......................................15
10. Tax Status.................................................17
11. Description of Shares......................................20
12. Certain Liabilities........................................20
13. Determination of Net Asset Value...........................21
14. Systematic Withdrawal Plan.................................21
15. Letter of Intent...........................................22
16. Investment Results.........................................22
17. Financial Statements.......................................26
Appendix A.....................................................27
Appendix B.....................................................32
Appendix C.....................................................42
                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
                PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO
                    PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                     ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.






1.       INVESTMENT POLICIES AND RESTRICTIONS


         The Fund's Prospectus presents the investment objectives and the principal investment policies of the Fund. Additional investment policies and a further description of some of the policies described in the Prospectus appear below. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus.


         The following policies and restrictions set forth under "Investment Restrictions" supplement those discussed in the Prospectus. Except with respect to the policy on borrowing described below, whenever an investment policy or restriction states a maximum percentage of the Fund's assets that may be invested in any security or presents a policy regarding quality standards, this standard or other restrictions shall be determined immediately after and as a result of the Fund's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment objectives and policies, other than the policy on borrowing.

Lending of Portfolio Securities

         The Fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange"), under agreements which would require that the loans be secured continuously by collateral in cash, cash equivalents or United States ("U.S.") Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

         As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Fund's Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 30% of the value of the Fund's total assets. The Fund did not lend portfolio securities during the last fiscal year and has no present intention to engage in any material securities lending in the future.

Mortgage-Backed Securities

Multiple-Class Pass-through Securities and Collateralized Mortgage Obligations

         The Fund may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Typically, CMOs are collateralized by certificates of the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Risk Factors Associated with Mortgaged-Backed Securities

         The value of an investment in fixed rate obligations can be expected to rise as interest rates decline and decline as interest rates rise. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         The yield characteristics of Mortgage-Backed Securities, such as those in which the Fund may invest, differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayment in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.


Investment Restrictions

         Fundamental Investment Restrictions. The Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. As used in the Prospectus and this Statement of Additional Information, such approval means the approval of the lesser of (i) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) the holders of more than 50% of the outstanding shares.

         The Fund may not:

                  (1) purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after and as a result of such investment, (a) more than 5% of the value of the Fund's total assets would be invested in securities of the issuer;
(b) the Fund would hold more than 10% of the voting securities of the issuer; or
(c) more than 25% of the value of the Fund's assets would be invested in a single industry (each of the electric utility, natural gas utility, and telephone industries shall be considered as a separate industry for this purpose);

                  (2) buy or sell real estate in the ordinary course of its business; provided, however, the Fund may invest in readily marketable debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

                  (3) buy or sell commodities or commodity contracts except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate swaps, caps and floors and repurchase agreements entered into in accordance with the Fund's investment policies;

                  (4)  underwrite any issue of securities;

                  (5) make loans in an aggregate amount in excess of 10% of the value of the Fund's total assets, taken at the time any loan is made, provided that (i) the purchase of debt securities pursuant to the Fund's investment objectives shall not be deemed loans for the purposes of this restriction, (ii) loans of portfolio securities as described, from time to time, under "Lending of Portfolio Securities" shall be made only in accordance with the terms and conditions therein set forth and (iii) in seeking a return on temporarily available cash, the Fund may engage in repurchase transactions maturing in one week or less and involving obligations of the U.S. Government, its agencies or instrumentalities;

                  (6) sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

                  (7)  purchase securities on margin;

                  (8) borrow money, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow up to 5% of the value of its total assets at the time of the borrowing; or

                  (9) mortgage, pledge, or hypothecate any of its assets.

         Non-fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the Fund's Board of Trustees without approval of shareholders.

         The Fund may not:

          (1) invest in companies for the purpose of exercising control or management;
                  (2) knowingly purchase securities of other registered investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

                  (3) invest in any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the total assets of the Fund, taken at market value, would be invested in such securities;

                  (4) purchase or retain the securities of any issuer, if those individual officers and trustees or directors of the Fund, its adviser or principal underwriter, each owning beneficially more than one half of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

                  (5) invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

         It is the policy of the Fund not to concentrate its investments in securities of companies in any particular industry or group of industries. In the opinion of the staff of the Securities and Exchange Commission (the "SEC"), investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. The Fund has agreed to abide by the foregoing non- fundamental policy which it will not change without the affirmative vote of a majority of the Fund's outstanding shares of beneficial interest.

         In connection with the offering of its shares in various states, as a matter of non-fundamental investment policy, the Fund has agreed not to invest in puts, calls, straddles, spreads or any combination thereof, in oil, gas or other mineral leases, exploration or development programs, or in real estate limited partnerships.

Other Policies and Risks

         The Fund may invest up to 15% of its assets in foreign securities and up to 5% of its assets in foreign securities which are not listed on a recognized foreign or domestic exchange, provided that purchases of Canadian securities are not subject to the limitations in this paragraph. Investing in securities of foreign companies and countries involves certain considerations and risks which are not typically associated with investing in U.S. government securities and those of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.

         Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to interest paid to the Fund by the U.S. government or by domestic companies. In addition, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. The value of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than domestic markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S.
companies.




2.       MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

JOHN F. COGAN, JR.*, Chairman of the Board, President and Trustee,DOB: June 1926

     President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"), Pioneer Real Estate Advisors, Inc. (PREA), Pioneer Forest, Inc., Pioneer Explorer, Inc. ("PEI"), Pioneer Management (Ireland) Ltd. ("PMIL") and Closed Joint Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("Pintl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie
Goldfields  Limited;   Chairman  of  the  Supervisory  Board  of  Pioneer  Fonds
Marketing, GmbH ("Pioneer GmbH"), Pioneer First Polish Trust Fund Joint Stock Company, S.A. ("PFPT") and Pioneer Czech Investment Company, A.S.; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cash Funds Plc, Pioneer Central, Eastern Europe Fund Plc, and Pioneer U.S. Real Estate Fund Plc, collectively, the ("Pioneer Irish Funds"); and Partner, Hale and Dorr LLP (counsel to PGI and the Fund).


MARY K. BUSH, Trustee,  DOB:  April 1948
4201 Cathedral Ave. NW, Washington, DC  20016
         President, Bush & Co., an international financial advisory firm, since 1991; Director/Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc., Small Enterprise Assistance Fund and Wilberforce University; Advisory Board member, Washington Mutual Investors Fund, a registered investment company; U.S. Alternate Executive Director, International Monetary Fund (1984-1988); and Managing Director, Federal Housing Finance Board (1989-1991). Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.




RICHARD H. EGDAHL, M.D., Trustee, DOB: December 1926
Boston University Health Policy Institute, 53 Bay State Rd., Boston, MA  02115
         Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee,  DOB:  May 1947
The Keep, P.O. Box 110. Little Deer Isle, ME  04650
         Founding Director, Winthrop Group, Inc (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology, Boston University School of Management ("BUSM"), from 1989 to 1993; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, Trustee,  DOB:  July 1917
6363 Waterway Drive, Falls Church, VA  22044
         Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee,  DOB:  May 1948
One Boston Place, Suite 2635, Boston, MA 02108

         President, Newbury, Piret & Company, Inc., (merchant banking firm) and Trustee of all of the Pioneer mutual funds.


DAVID D. TRIPPLE*, Trustee and Executive Vice President,  DOB:  February 1944

         Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIC, PIntl, First Russia, Omega and Pioneer SBIC Corporation, Irish Fund and PMIL; and Executive Vice President and Trustee of all of the Pioneer mutual funds.


STEPHEN K. WEST, Trustee,  DOB: September 1928
125 Broad Street, New York, NY  10004
         Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, Trustee,  DOB:  June 1936
One North Adgers Wharf, Charleston, SC  29401
     President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, Treasurer,  DOB:  April 1937
         Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC Corporation; Treasurer and Director of PPC; and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB: August 1946

       Corporate Secretary of PGI and most of its subsidiaries; Secretary of the Pioneer Mutual Funds and Partner, Hale and Dorr LLP (counsel to PGI and the
Fund).




ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
         Manager of Fund Accounting of PMC since May 1994; Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994; and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:   March 1964

         General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and formerly of Hale and Dorr LLP where he most recently served as junior partner.


SHERMAN B. RUSS, Vice President,  DOB:  July 1937
         Senior Vice President of PMC; Vice President of Pioneer Money Market Trust, Pioneer America Income Trust and Pioneer Interest Shares.

         The Fund's Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.


                                       Investment           Principal
Fund Name                                Adviser           Underwriter

Pioneer International Growth Fund          PMC                 PFD
Pioneer Europe Fund                        PMC                 PFD
Pioneer World Equity Fund                  PMC                 PFD
Pioneer Emerging Markets Fund              PMC                 PFD
Pioneer India Fund                         PMC                 PFD
Pioneer Capital Growth Fund                PMC                 PFD
Pioneer Mid-Cap Fund                       PMC                 PFD
Pioneer Growth Shares                      PMC                 PFD
Pioneer Small Company Fund                 PMC                 PFD
Pioneer Gold Shares                        PMC                 PFD
Pioneer Equity-Income Fund                 PMC                 PFD
Pioneer Fund                               PMC                 PFD
Pioneer II                                 PMC                 PFD
Pioneer Micro-Cap Fund                     PMC                 PFD
Pioneer Real Estate Shares                 PMC                 PFD
Pioneer Short-Term Income Trust            PMC                 PFD
Pioneer America Income Trust               PMC                 PFD
Pioneer Bond Fund                          PMC                 PFD
Pioneer Balanced Fund                      PMC                 PFD
Pioneer Intermediate Tax-Free Fund         PMC                 PFD
Pioneer Tax-Free Income Fund               PMC                 PFD
Pioneer Cash Reserves Fund                 PMC                 PFD
Pioneer Interest Shares                    PMC               Note 1
Pioneer Variable Contracts Trust           PMC               Note 2




Note 1 This fund is a closed-end fund.

Note 2 This is a series of eight separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

         To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of the date of this Statement of Additional Information,, except Mr. Cogan who then owned approximately 14% of such shares. As of the date of this Statement of Additional Information, , the Trustees and officers of the Fund owned, in the aggregate, less than 1% of the outstanding securities of the Fund. As ofSeptember 30, 1997, Merrill Lynch Pierce Fenner & Smith,For the Sole Benefit of its Customers, Mutual Fund Administration, 4800 Deer Lake Drive East 3rd FL, Jacksonville, FL 32246-6484 owned of record 11.42% (268,413.000 shares) of the outstanding Class B shares of the Fund.


Compensation of Officers and Trustees


         The Fund pays no salaries or compensation to any of its officers, however, the Fund pays an annual trustees' fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of average net assets of the Fund. In addition, the Fund pays a per meeting fee of $100 to each Trustee who is not affiliated with PGI, PMC, PFD or PSC. The Fund also pays an annual committee participation fee to Trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees are allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds will receive an annual fee equal to 10% of the aggregate annual trustees' fee, except the Committee Chairperson who receives an annual fee equal to 20% of the aggregate annual trustees' fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, receive an annual fee equal to 5% of the annual fee, except the Committee Chairperson who receives an annual trustees' fee equal to 10% of the annual trustees' fee. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its management contract.



         The following table sets forth certain information with respect to the compensation of each Trustee of the Fund:

----------------------------------------------------------------------------------------------------------------------
          Name of Trustee                   Aggregate                Pension or                     Total
                                           Compensation              Retirement                  Compensation
                                           from Fund *                Benefits                  from Fund and
                                                                     Accrued as                Pioneer Family
                                                                       Part of                    of Funds**
                                                                    Fund Expenses
--------------------------------------------------------------------------------------------------------------

John F. Cogan, Jr.                                     $  500            $0                                $11,083.00

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Mary K.Bush +                                              $0            $0                                        $0

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Richard H. Egdahl, M.D.                                $1,840            $0                                $59,858.00

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Margaret B.W. Graham                                   $1,940            $0                                $59,858.00

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

John W. Kendrick                                       $1,740            $0                                $59,858.00

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Margeurite A. Piret                                    $2,248            $0                                $79,842.00

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

David D. Tripple                                       $  500            $0                                $11,083.00

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Stephen K. West                                        $1,871            $0                                $67,850.00

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

John Winthrop                                          $2,057            $0                                $66,442.00
                                                       -                 --

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                   Total                              $12,696            $0                               $415,874.00
                                                      =======            ==                               ===========

----------------------------------------------------------------------------------------------------------------------



*        As of June 30, 1997, the Fund's fiscal year end.
**      For the calendar year ended December 31, 1996, there were 21 mutual funds in the Pioneer Family of Funds.

+        Mary K. Bush became a Trustee on June 23, 1997.





3.       INVESTMENT ADVISER

         The Fund has contracted with PMC, 60 State Street, Boston, Massachusetts, to act as its investment adviser. The term of the contract is one year, but it is renewable annually after such date by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or by vote of a majority of outstanding voting securities and the giving of sixty days' written notice. Pursuant to the management contract, PMC will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of PMC. PMC, however, is not protected against liability by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the respective management contract.


         As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the rate of 0.50% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. During its 1997, 1996 and 1995 fiscal years, the Fund paid or owed total management fees to PMC of approximately $596,770, $588,432, and $546,000, respectively.


 4.      UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

         The Fund has entered into an Underwriting Agreement with PFD. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear any distribution expenses not borne by the Fund.

         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities law. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

         The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to Class A, Class B and Class C shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan") (together, the "Plans").

         Class A Plan

         Pursuant to the Class A Plan the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to Class A shares, the annual rate of 0.25% of the Fund's average annual net assets attributable to Class A.

         Class B Plan

         The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution- related services, or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all CDSC's attributable to Class B shares. (See
"Distributions Plans" in the Prospectus.) When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.



Class C Plan

         The Class C Plan provides that a Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the amount invested and additional compensation at a rate of up to 0.75% of the net asset value with respect to such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distribution Plans" in the Prospectus.) When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.


         General

         In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriate ness and the level of reimbursement or compensation the Plans provide.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

         The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the respective Class of the Fund (as defined in the 1940 Act). A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).


         During the fiscal year ended June 30,1997, the Fund incurred total distribution fees pursuant to the Fund's Class A Plan, Class B Plan, and Class C Plan respectively, as follows: $218,481, $181,192 and $17,949. The distribution fees were paid by the Fund to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensating dealers and sales personnel.

         Upon redemption, certain Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum of 4% of the lower of the cost or market value of the shares and Class C shares are subject to a 1% CDSC. During the fiscal year ended June 30, 1997, CDSCs, in the amount of $77,355 were paid to PFD.


5.       SHAREHOLDER SERVICING/TRANSFER AGENT

         The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing agent and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of ninety days' written notice.

         Under the terms of its contract with the Fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.


         PSC receives an annual fee of $30.00 for each Class A, Class B and Class C shareholder account from the Fund as compensation for the services described above. PSC is also reimbursed by the Fund for its out-of-pocket expenditures. This fee is set at an amount determined by vote of a majority of the Fund's Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have agreed to provide certain sub-accounting services, such as specific transaction processing and recordkeeping services. Any such payments by the Fund would be in lieu of the per account fee which would otherwise be paid by the Fund to PSC.





6.       CUSTODIAN

         Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

7.       PRINCIPAL UNDERWRITER


         PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the Fund. During the Fund's 1997,1996, and 1995 fiscal years, net underwriting commissions earned by PFD in connection with its offering of Fund shares were approximately $33,000, $39,000, and $39,000 , respectively. Commissions reallowed to dealers by PFD in those three years were approximately $219,000, $281,000, and $268,000, respectively. See "Underwriting Agreement and Distribution Plan" above for a description of the terms of the Underwriting Agreement with PFD.

         The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities.


8.       INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, are the Fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.       PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the management contract. Securities purchased and sold on behalf of the Fund normally will be traded in the over-the counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Additionally, in selecting brokers or dealers, PMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; the reasonableness of any dealer spreads; and the dealer's sale of shares of the Fund or other Pioneer mutual funds.

         PMC may select dealers which provide brokerage and/or research services to the Fund and/or other investment companies managed by PMC. Consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended, the Fund may pay commissions to such broker-dealers in an amount greater than the amount another firm might charge as compensation for such services if PMC determines in good faith that the amount of the commissions charged by a broker-dealer is reasonable in relation to the services provided by such broker-dealer. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock price quotation services; furnishing analyses, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, performance of accounts, comparative fund statistics and credit rating service information; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Fund and other investment companies managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker- dealers solely because such services were provided. Management believes that no exact dollar value can be calculated for such services.

         The research received from dealers may be useful to PMC in rendering investment management services to the Fund and other investment companies managed by PMC, and conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

         The   Trustees   periodically   review   PMC's   performance   of   its
responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

         In addition to the Fund, PMC acts as investment adviser to other mutual funds in the Pioneer group and private accounts with investment objectives similar to those of the Fund. As such, securities may meet investment objectives of the Fund, such other funds and such private accounts. In such cases, the decision to recommend a purchase for one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each company presently has in a particular industry or country and the availability of investment funds in each company.

         It is possible that, at times, identical securities will be held by more than one fund and/or account. However, the position of any fund or account in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another mutual fund in the Pioneer group or a private account managed by PMC seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for the Fund or other account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

10.    TAX STATUS

It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of the Fund's income, the diversification of its assets and the distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Fund will be relieved of the necessity of paying federal income tax.


In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies (the "90% income test"), limit its gains from the sale of securities and certain other positions held for less than three months to less than 30% of its gross income (the "30% test") for its taxable year that includes August 5, 1997 and satisfy certain annual distribution and quarterly diversification requirements.

Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department may issue regulations to apply this legislation (as modified by any "technical corrections" that may be enacted) to the Fund's distributions from its realized net capital gain. Although the treatment of these distributions will be uncertain prior to the issuance of these regulations or other guidance, it is anticipated that noncorporate shareholders will be entitled to the maximum 28% rate provided for under prior and current law for gains realized on the sale of capital assets held more than one year and to the benefit of the new lower capital gains tax rates enacted by the 1997 TRA (generally, maximum rates of 20%, or 10% for those taxpayers in the 15% tax bracket, for gains realized on the sales of assets held more than 18 months) with respect to the Fund's distributions that are attributable to the capital gains it realizes from the sale of capital assets held by the Fund for at least the required holding periods. Shareholders should consult their own tax advisers on the correction application of these new rules in their particular circumstances. The federal income tax status of all distributions will be reported to shareholders annually.


Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any transactions in foreign currency that are not directly related to the Fund's investments in securities may need to be limited in order to enable the Fund to satisfy the limitations described in the second paragraph above that are applicable to the income or gains recognized by a regulated investment company. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


For federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders. At June 30, 1997, the Fund had aggregate capital loss carryforwards of approximately $3,720,307, which will expire between 1998 and 2005 if not utilized.


At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.


Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions under the new rate structure enacted in the 1997 TRA or, if applicable, prior law. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.


In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

The   Fund's   dividends   and   distributions   will   not   qualify   for  any
dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e. U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

 .

11.      DESCRIPTION OF SHARES

         The Fund's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. The Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund, Class A shares, Class B shares and Class C shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

         The shares of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of the Fund vote together as a class on matters that affect the Fund in substantially the same manner. As to matters affecting a single class, shares of such class will vote separately.

         Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. No amendment that adversely affects the rights of shareholders may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights except that under certain circumstances Class B shares may convert to Class A shares. Shares are fully paid and non-assessable by the Fund, except as set forth below. See "Certain Liabilities."

12.      CERTAIN LIABILITIES


         As a Massachusetts business trust, the Fund's operations are governed by its Declaration of Trust dated December 7, 1993, a copy of which is on file with the office of the Secretary of State of The Commonwealth of Massachusetts. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series of the Fund and provides that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Fund itself will be unable to meet its obligations. In light of the nature of the Fund's business and the nature and amount of its assets, the possibility of the Fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.


         The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.      DETERMINATION OF NET ASSET VALUE


         The net asset value per share of each class of the Fund is determined as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern
Time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption, the net asset value per share is not required to be determined.


         The net asset value per share of each class of the Fund is computed by taking the value of all of its assets, less the Fund's liabilities, attributable to the class, and dividing it by the number of outstanding shares of the class. The Board of Trustees has directed that the fair market value of the Fund's assets should be determined as follows. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations, to recommend valuations for normal institutional-sized trading units of debt securities. In addition, the Board has instructed advisory personnel not to rely exclusively on this pricing service if the fair market value of certain securities may be more accurately determined on the basis of information available from other sources. Temporary cash investments are valued at cost, which approximates market value.

         The Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge.

14.      SYSTEMATIC WITHDRAWAL PLAN

         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is implemented. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the Plan account. Share redemptions are taxable transactions, and in addition the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the Plan have been redeemed. The fees of PSC for maintaining Systematic Withdrawal Plans are paid by the Fund.

15.      LETTER OF INTENT (Class A only)


A Letter of Intent ("LOI") may be established by completing the LOI section of the Account Application. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI section of the Account Application. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess. See "How to Purchase Fund Shares - Letter of Intent" in the Prospectus for more information.



16.      INVESTMENT RESULTS

         The Fund's yield quotations and average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising and sales literature are calculated by standard methods prescribed by the SEC.

Quotations, Comparisons, and General Information

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to other relevant indices. For example, the Fund may compare a class's yield and/or total return to the Shearson Lehman Hutton Government Index, U.S. Government bond rates, or other comparable indices or investment vehicles.

         In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Personal Investor, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, and Worth may also be cited (if the Fund is listed in such publications) or used for comparison, as well as performance listings and rankings from various other sources including CDA/Weisenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Ibbotson Associates, Johnson's Charts, Kanon Block Carre and Co., Lipper Analytical Services, Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

         In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to Fund shareholders.

         One of the primary methods used to measure the performance of a class of the Fund is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in the class, over any period up to the lifetime of the class. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year may be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

         In representing investment results of a class, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his or her financial assets and obligations to determine how much to invest; (b) the need to analyze the objectives of various investments to determine where to invest; and (c) the need to analyze his or her time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

Standardized Yield Quotations

         The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                            a-b
                           YIELD  = 2[ ( ----- +1)6-1]
                                            cd

Where:            a          =      interest earned during the period

                  b          =      net expenses accrued for the period

                  c                 =  the  average   daily   number  of  shares
                                    outstanding during the period that were entitled to receive dividends

                  d          =      the maximum offering price per share on the
                                    last day of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         (i) The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

         (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

         (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

         (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Fund may elect (i) to amortize the discount or premium on a remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium on a remaining security.

         For purposes of computing yield, interest income is recognized by accruing 1/360 of the stated interest rate of each obligation in the Fund's portfolio each day that the obligation is in the portfolio. Expenses of a class accrued during any base period, if any, pursuant to the respective Distribution Plan are included among the expenses accrued during the base period.


         The Fund's yield for the 30 days ended June 30, 1997, computed as above was 5.85% for Class A shares, 5.32% for Class B shares and 5.26% for Class C shares.


Standardized Average Annual Total Return Quotations

         The average annual total return quotations for a class of shares is computed by finding the average annual compounded rate of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                  P(1+T)n = ERV

Where:  P    =    a hypothetical initial payment of $1000, less the maximum
                  sales load of $45 for Class A shares or the deduction of the CDSC on Class B or Class C shares at the end of the period.

        T    =    average annual total return

        n    =    number of years

        ERV  =    ending  redeemable  value
                  of the  hypothetical  $1000
                  initial payment made at the
                  beginning of the designated
                  period    (or    fractional
                  portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.


The total returns for each Class of shares of the Fund as of June 30, 1997, are as follows:


                                          Average Annual Total Return (%)
------------------------------------------------------------------------------------------------------------------------
                           One Year          Five Years            Ten Years            Since Inception*
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

Class A Shares                   2.25                5.70                  7.60                      8.80
Class B Shares                   2.24                 N/A                  N/A                       5.06
Class C Shares                   6.13                 N/A                  N/A                       2.06

------------------------------------------------------------------------------------------------------------------------

* Inception  was October 31, 1978 for Class A shares and April 4, 1994 for Class
B shares. Class C Shares were first offered January 31, 1996.

Automated Information Line

         FactFoneSM,   Pioneer's  24-hour  automated  information  line,  allows
shareholders   to  dial   toll-free   1-800-225-4321   and  hear  recorded  fund
information, including:

 o        net asset value prices for all Pioneer mutual funds;

 o        annualized 30-day yields on Pioneer's fixed income funds;

 o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund;
          and

 o        dividends and capital gains distributions on all Pioneer mutual funds.

         Yields are calculated in accordance with SEC mandated standard formulas outlined earlier in this section.


         In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.


         All performance numbers communicated through FactFoneSM represent past performance; and figures for all quoted bond funds include the applicable maximum sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer's money market fund, which seeks a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.

17.      FINANCIAL STATEMENTS


         The Fund's Annual Report dated June 30, 1997, is incorporated by reference into and attached to this Statement of Additional Information in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing. A copy of the Fund's Annual Report may be obtained without charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109.

                                   APPENDIX A


                          Description of Bond Ratings1

                        Moody's Investor's Service, Inc.2

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat bigger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

---------------------------------------------
1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

2 Rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

                        Standard & Poor's Ratings Group 3

AAA: Bonds rated AAA are highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

-------------------------------------------------
3 Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

                                            Pioneer Bond Fund A



                     Initial                               Sales Charge     Shares Purchased   Net Asset Value    Initial Net
     Date          Investment         Offering Price         Included                             Per Share       Asset Value


6/30/87          $10,000              $9.65                4.50%            1036.269            $9.22            $9,550







                                   Dividends and Capital Gains Reinvested


                                              Value of Shares



                                                       From Cap. Gains       From Dividends
                 Date           From Investment           Reinvested           Reinvested      Total Value



               6/30/88              $9,368                    $0                  $871           $10,239
               6/30/89              $9,513                    $0                 $1,869          $11,382
               6/30/90              $9,243                    $0                 $2,848          $12,091
               6/30/91              $9,316                    $0                 $4,000          $13,316
               6/30/92              $9,710                    $0                 $5,341          $15,051
               6/30/93              $10,166                   $0                 $6,792          $16,958
               6/30/94              $9,368                    $0                 $7,376          $16,744
               6/30/95              $9,690                    $0                 $8,978          $18,668
               6/30/96              $9,409                    $0                 $10,008         $19,417
               6/30/97              $9,399                    $0                 $11,395         $20,794


                                            Pioneer Bond Fund B



                     Initial                               Sales Charge     Shares Purchased   Net Asset Value    Initial Net
     Date          Investment         Offering Price         Included                             Per Share       Asset Value

4/30/94          $10,000              $9.21                0.00%            1085.776            $9.21           $10,000





                                   Dividends and Capital Gains Reinvested


                                              Value of Shares



                                                       From Cap. Gains       From Dividends
                 Date           From Investment           Reinvested           Reinvested     Total Value


               6/30/94              $9,794                    $0                  $102           $9,896
               6/30/95              $10,109                   $0                  $833          $10,942
               6/30/96              $9,794                    $0                 $1,492         $11,286


               6/30/97              $9,804                    $0                 $2,186         $11,990


          Value of shares if redeemed                                                           $11,696


                                            Pioneer Bond Fund C



                     Initial                               Sales Charge     Shares Purchased   Net Asset Value    Initial Net
     Date          Investment         Offering Price         Included                             Per Share       Asset Value

1/31/96          $10,000              $9.54                0.00%            1048.218            $9.54           $10,000





                                   Dividends and Capital Gains Reinvested


                                              Value of Shares



                                                       From Cap. Gains       From Dividends
                 Date           From Investment           Reinvested           Reinvested      Total Value


               6/30/96              $9,455                    $0                  $245           $9,700


               6/30/97              $9,455                    $0                  $839           $10,294



          Value of shares if redeemed                                                            $10,294

COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well-known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may be used, if appropriate. The indices are not available for direct investment. The data presented is not meant to be indicative of the performance of the Fund, reflects past performance and does not guarantee future results.

S&P 500

This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the United States; prior to March 1957 it consisted of 90 of the largest stocks.

DOW JONES INDUSTRIAL AVERAGE

This is a total return index based on the performance of 30 blue chip stocks.

U.S. SMALL STOCK INDEX

This index is a market value weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION

The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES

The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


LONG-TERM U.S. GOVERNMENT BONDS

The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS

Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

MSCI

Morgan Stanley Capital International Indices, developed by the Capital International S.A., are based on share prices of some 1470 companies listed on the stock exchanges around the world.

Countries in the MSCI EAFE Portfolio are:

Australia; Austria; Belgium; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands; N. Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom.


Countries in the MSCI EMERGING MARKET FREE INDEX are: Argentina, Brazil, Chile, China, Czech Republic, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea Free (at 50%), Malaysia, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela Free

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

6 MONTH CDs

Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS

For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30 DAY) TREASURY BILLS

For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NAREIT-EQUITY INDEX

All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMSE and the NASDAQ. The data is market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 Newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighing at the beginning of the period. Only those REITs listed for the entire period are

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL 2000 SMALL STOCK INDEX

Index of the 2,000 smallest stocks in the Russell 3000 Index (TM); the smallest company has a market capitalization of approximately $13 million. The Russell 3000 is comprised of the 3,000 largest US companies as determined by market capitalization representing approximately 98% of the US equity market. The largest company in the index has a market capitalization of $67 billion. The Russell Indexes (TM) are reconstituted annually as of June 1st, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX

The Wilshire Real Estate Securities Index is a market capitalization-weighted index which measures the performance of more than 85 securities.

The index contains performance data on five major categories of property; office, retail, industrial, apartment and miscellaneous. Additionally, the Index has real estate portfolio encumbered by 16% third party mortgages. The companies in the WRESEC are 79% equity and hybrid REIT's and 21% real estate operating companies. The capitalization is 47% NYSE, 33% AMEX and 20% OTC."

STANDARD & POOR'S MIDCAP 400 INDEX

The Standard and Poor's MidCap 400 Index is a market-value-weighted index. The performance data for the MidCap 400 Index were calculated by taking the stocks presently in the MidCap 400 Index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the MidCap 400 Index five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

The S&P MidCap 400 Index and the S&P 500 together represent approximately 85% of the total market capitalization of stocks traded in the United States.


LIPPER BALANCED FUNDS INDEX

Equally-weighted performance indices, adjusted for capital gains distributions and income dividends of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

BANK SAVINGS ACCOUNT

Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.






Source:           Ibbotson Associates

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
--------------------------------------------------------------------------------


Dec 1928   43.61       55.38       39.69       -0.97         N/A      N/A
Dec 1929   -8.42      -13.64      -51.36        0.20         N/A      N/A
Dec 1930  -24.90      -30.22      -38.15       -6.03         N/A      N/A
Dec 1931  -43.34      -49.03      -49.75       -9.52         N/A      N/A
Dec 1932   -8.19      -16.88       -5.39      -10.30         N/A      N/A
Dec 1933   53.99       73.71      142.87        0.51         N/A      N/A
Dec 1934   -1.44        8.07       24.22        2.03         N/A      N/A
Dec 1935   47.67       43.77       40.19        2.99         N/A      N/A
Dec 1936   33.92       30.23       64.80        1.21         N/A      N/A
Dec 1937  -35.03      -28.88      -58.01        3.10         N/A      N/A
Dec 1938   31.12       33.16       32.80       -2.78         N/A      N/A
Dec 1939   -0.41        1.31        0.35       -0.48         N/A      N/A
Dec 1940   -9.78       -7.96       -5.16        0.96         N/A      N/A
Dec 1941  -11.59       -9.88       -9.00        9.72         N/A      N/A
Dec 1942   20.34       14.12       44.51        9.29         N/A      N/A
Dec 1943   25.90       19.06       88.37        3.16         N/A      N/A
Dec 1944   19.75       17.19       53.72        2.11         N/A      N/A
Dec 1945   36.44       31.60       73.61        2.25         N/A      N/A
Dec 1946   -8.07       -4.40      -11.63       18.16         N/A      N/A
Dec 1947    5.71        7.61        0.92        9.01         N/A      N/A
Dec 1948    5.50        4.27       -2.11        2.71         N/A      N/A
Dec 1949   18.79       20.92       19.75       -1.80         N/A      N/A
Dec 1950   31.71       26.40       38.75        5.79         N/A      N/A
Dec 1951   24.02       21.77        7.80        5.87         N/A      N/A
Dec 1952   18.37       14.58        3.03        0.88         N/A      N/A
Dec 1953   -0.99        2.02       -6.49        0.62         N/A      N/A
Dec 1954   52.62       51.25       60.58       -0.50         N/A      N/A
Dec 1955   31.56       26.58       20.44        0.37         N/A      N/A
Dec 1956    6.56        7.10        4.28        2.86         N/A      N/A
Dec 1957  -10.78       -8.63      -14.57        3.02         N/A      N/A
Dec 1958   43.36       39.31       64.89        1.76         N/A      N/A
Dec 1959   11.96       20.21       16.40        1.50         N/A      N/A
Dec 1960    0.47       -6.14       -3.29        1.48         N/A      N/A
Dec 1961   26.89       22.60       32.09        0.67         N/A      N/A
Dec 1962   -8.73       -7.43      -11.90        1.22         N/A      N/A
Dec 1963   22.80       20.83       23.57        1.65         N/A      N/A
Dec 1964   16.48       18.85       23.52        1.19         N/A      N/A
Dec 1965   12.45       14.39       41.75        1.92         N/A      N/A
Dec 1966  -10.06      -15.78       -7.01        3.35         N/A      N/A
Dec 1967   23.98       19.16       83.57        3.04         N/A      N/A
Dec 1968   11.06        7.93       35.97        4.72         N/A      N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
--------------------------------------------------------------------------------


Dec 1969   -8.50      -11.78      -25.05        6.11        N/A      N/A
Dec 1970    4.01        9.21      -17.43        5.49        N/A      N/A
Dec 1971   14.31        9.83       16.50        3.36        N/A      N/A
Dec 1972   18.98       18.48        4.43        3.41        N/A      N/A
Dec 1973  -14.66      -13.28      -30.90        8.80        N/A      N/A
Dec 1974  -26.47      -23.58      -19.95       12.20        N/A      N/A
Dec 1975   37.20       44.75       52.82        7.01       31.72    43.38
Dec 1976   23.84       22.82       57.38        4.81       13.84    34.93
Dec 1977   -7.18      -12.84       25.38        6.77      -11.82    -2.57
Dec 1978    6.56        2.79       23.46        9.03        6.78     6.16
Dec 1979   18.44       10.55       43.46       13.31       15.72    21.16
Dec 1980   32.42       22.17       39.88       12.40       39.40    23.59
Dec 1981   -4.91       -3.57       13.88        8.94       -9.81     0.02
Dec 1982   21.41       27.11       28.01        3.87       22.03    21.04
Dec 1983   22.51       25.97       39.67        3.80       16.24    28.89
Dec 1984    6.27        1.31       -6.67        3.95        2.33    10.52
Dec 1985   32.16       33.55       24.66        3.77       33.31    29.68
Dec 1986   18.47       27.10        6.85        1.13       14.50    21.67
Dec 1987    5.23        5.48       -9.30        4.41        6.50     3.68
Dec 1988   16.81       16.14       22.87        4.42       11.95    21.67
Dec 1989   31.49       32.19       10.18        4.65       36.40    26.13
Dec 1990   -3.17       -0.56      -21.56        6.11        0.20    -6.85
Dec 1991   30.55       24.19       44.63        3.06       38.37    22.56
Dec 1992    7.67        7.41       23.35        2.90        5.07    10.53
Dec 1993    9.99       16.94       20.98        2.75        1.68    18.60
Dec 1994    1.31        5.06        3.11        2.78        3.13    -0.64
Dec 1995   37.43       36.84       34.46        2.74       38.13    36.99
Dec 1996   23.07       28.84       17.62        3.58       23.96    21.99

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill
--------------------------------------------------------------------------------


Dec 1925     N/A              N/A           N/A       N/A      N/A      N/A
Dec 1926     7.77             5.38          N/A       N/A      7.37     3.27
Dec 1927     8.93             4.52          N/A       N/A      7.44     3.12
Dec 1928     0.1              0.92          N/A       N/A      2.84     3.56
Dec 1929     3.42             6.01          N/A       N/A      3.27     4.75
Dec 1930     4.66             6.72          N/A       N/A      7.98     2.41
Dec 1931    -5.31            -2.32          N/A       N/A      -1.85    1.07
Dec 1932    16.84             8.81          N/A       N/A      10.82    0.96
Dec 1933    -0.07             1.83          N/A       N/A      10.38    0.30
Dec 1934    10.03             9.00          N/A       N/A      13.84    0.16
Dec 1935     4.98             7.01          N/A       N/A      9.61     0.17
Dec 1936     7.52             3.06          N/A       N/A      6.74     0.18
Dec 1937     0.23             1.56          N/A       N/A      2.75     0.31
Dec 1938     5.53             6.23          N/A       N/A      6.13    -0.02
Dec 1939     5.94             4.52          N/A       N/A      3.97     0.02
Dec 1940     6.09             2.96          N/A       N/A      3.39     0.00
Dec 1941     0.93             0.50          N/A       N/A      2.73     0.06
Dec 1942     3.22             1.94          N/A       N/A      2.60     0.27
Dec 1943     2.08             2.81          N/A       N/A      2.83     0.35
Dec 1944     2.81             1.80          N/A       N/A      4.73     0.33
Dec 1945    10.73             2.22          N/A       N/A      4.08     0.33
Dec 1946    -0.10             1.00          N/A       N/A      1.72     0.35
Dec 1947    -2.62             0.91          N/A       N/A     -2.34     0.50
Dec 1948     3.40             1.85          N/A       N/A      4.14     0.81
Dec 1949     6.45             2.32          N/A       N/A      3.31     1.10
Dec 1950     0.06             0.70          N/A       N/A      2.12     1.20
Dec 1951    -3.93             0.36          N/A       N/A     -2.69     1.49
Dec 1952     1.16             1.63          N/A       N/A      3.52     1.66
Dec 1953     3.64             3.23          N/A       N/A      3.41     1.82
Dec 1954     7.19             2.68          N/A       N/A      5.39     0.86
Dec 1955    -1.29            -0.65          N/A       N/A      0.48     1.57
Dec 1956    -5.59            -0.42          N/A       N/A     -6.81     2.46
Dec 1957     7.46             7.84          N/A       N/A      8.71     3.14
Dec 1958    -6.09            -1.29          N/A       N/A     -2.22     1.54
Dec 1959    -2.26            -0.39          N/A       N/A     -0.97     2.95
Dec 1960    13.78            11.76          N/A       N/A      9.07     2.66
Dec 1961     0.97             1.85          N/A       N/A      4.82     2.13
Dec 1962     6.89             5.56          N/A       N/A      7.95     2.73
Dec 1963     1.21             1.64          N/A       N/A      2.19     3.12
Dec 1964     3.51             4.04          N/A      4.18      4.77     3.54
Dec 1965     0.71             1.02          N/A      4.68     -0.46     3.93

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill
--------------------------------------------------------------------------------


Dec 1966     3.65           4.69            N/A       5.75     0.20       4.76
Dec 1967    -9.18           1.01            N/A       5.48    -4.95       4.21
Dec 1968    -0.26           4.54            N/A       6.44     2.57       5.21
Dec 1969    -5.07          -0.74            N/A       8.71    -8.09       6.58
Dec 1970    12.11          16.86          -11.66      7.06    18.37       6.52
Dec 1971    13.23           8.72           29.59      5.36    11.01       4.39
Dec 1972     5.69           5.16           36.35      5.38     7.26       3.84
Dec 1973    -1.11           4.61          -14.92      8.60     1.14       6.93
Dec 1974     4.35           5.69          -23.16     10.20    -3.06       8.00
Dec 1975     9.20           7.83           35.39      6.51    14.64       5.80
Dec 1976    16.75          12.87            2.54      5.22    18.65       5.08
Dec 1977    -0.69           1.41           18.06      6.12     1.71       5.12
Dec 1978    -1.18           3.49           32.62     10.21    -0.07       7.18
Dec 1979    -1.23           4.09            4.75     11.90    -4.18      10.38
Dec 1980    -3.95           3.91           22.58     12.33    -2.76      11.24
Dec 1981     1.86           9.45           -2.28     15.50    -1.24      14.71
Dec 1982    40.36          29.1            -1.86     12.18    42.56      10.54
Dec 1983     0.65           7.41           23.69      9.65     6.26       8.80
Dec 1984    15.48          14.02            7.38     10.65    16.86       9.85
Dec 1985    30.97          20.33           56.16      7.82    30.09       7.72
Dec 1986    24.53          15.14           69.44      6.30    19.85       6.16
Dec 1987    -2.71           2.90           24.63      6.58    -0.27       5.47
Dec 1988     9.67           6.10           28.27      8.15    10.70       6.35
Dec 1989    18.11          13.29           10.54      8.27    16.23       8.37
Dec 1990     6.18           9.73          -23.45      7.85     6.78       7.81
Dec 1991    19.3           15.46           12.13      4.95    19.89       5.60
Dec 1992     8.05           7.19          -12.17      3.27     9.39       3.51
Dec 1993    18.24          11.24           32.56      2.88    13.19       2.90
Dec 1994    -7.77          -5.14            7.78      5.40    -5.76       3.90
Dec 1995    31.67          16.8            11.21      5.21    26.39       5.60
Dec 1996    -0.93           2.10            6.05      5.21     1.40       5.21

                             RUSSELL                                      LIPPER      MSCI EMERGING
                              2000       WILSHIRE REAL    S&P MIDCAP     BALANCED     MARKETS FREE         BANK
              NAREIT-EQUITY   INDEX         ESTATE           400           FUND           INDEX       SAVINGS ACCOUNT
                                          SECURITIES        INDEX          INDEX
-----------------------------------------------------------------------------------------------------------------------

Dec 1925          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1926          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1927          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1928          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1929          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1930          N/A          N/A           N/A             N/A            N/A            N/A             5.30
Dec 1931          N/A          N/A           N/A             N/A            N/A            N/A             5.10
Dec 1932          N/A          N/A           N/A             N/A            N/A            N/A             4.10
Dec 1933          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1934          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1935          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1936          N/A          N/A           N/A             N/A            N/A            N/A             3.20
Dec 1937          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1938          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1939          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1940          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1941          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1942          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1943          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1944          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1945          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1946          N/A          N/A           N/A             N/A            N/A            N/A             2.20
Dec 1947          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1948          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1949          N/A          N/A           N/A             N/A            N/A            N/A             2.40
Dec 1950          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1951          N/A          N/A           N/A             N/A            N/A            N/A             2.60
Dec 1952          N/A          N/A           N/A             N/A            N/A            N/A             2.70
Dec 1953          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1954          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1955          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1956          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1957          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1958          N/A          N/A           N/A             N/A            N/A            N/A             3.38
Dec 1959          N/A          N/A           N/A             N/A            N/A            N/A             3.53
Dec 1960          N/A          N/A           N/A             N/A           5.77            N/A             3.86
Dec 1961          N/A          N/A           N/A             N/A           20.59           N/A             3.90
Dec 1962          N/A          N/A           N/A             N/A           -6.80           N/A             4.08
Dec 1963          N/A          N/A           N/A             N/A           13.10           N/A             4.17
Dec 1964          N/A          N/A           N/A             N/A           12.36           N/A             4.19
Dec 1965          N/A          N/A           N/A             N/A           9.80            N/A             4.23
Dec 1966          N/A          N/A           N/A             N/A           -5.86           N/A             4.45
Dec 1967          N/A          N/A           N/A             N/A           15.09           N/A             4.67
Dec 1968          N/A          N/A           N/A             N/A           13.97           N/A             4.68
Dec 1969          N/A          N/A           N/A             N/A           -9.01           N/A             4.80
Dec 1970          N/A          N/A           N/A             N/A           5.62            N/A             5.14
Dec 1971          N/A          N/A           N/A             N/A           13.90           N/A             5.30




                                       39




                             RUSSELL                                      LIPPER      MSCI EMERGING
                              2000       WILSHIRE REAL    S&P MIDCAP     BALANCED     MARKETS FREE         BANK
              NAREIT-EQUITY   INDEX         ESTATE           400           FUND           INDEX       SAVINGS ACCOUNT
                                          SECURITIES        INDEX          INDEX
-----------------------------------------------------------------------------------------------------------------------

Dec 1972         8.01          N/A           N/A             N/A           11.13           N/A             5.37
Dec 1973        -15.52         N/A           N/A             N/A          -12.24           N/A             5.51
Dec 1974        -21.40         N/A           N/A             N/A          -18.71           N/A             5.96
Dec 1975         19.30         N/A           N/A             N/A           27.10           N/A             6.21
Dec 1976         47.59         N/A           N/A             N/A           26.03           N/A             6.23
Dec 1977         22.42         N/A           N/A             N/A           -0.72           N/A             6.39
Dec 1978         10.34         N/A          13.04            N/A           4.80            N/A             6.56
Dec 1979         35.86        43.09         70.81            N/A           14.67           N/A             7.29
Dec 1980         24.37        38.58         22.08            N/A           19.70           N/A             8.78
Dec 1981         6.00         2.03           7.18            N/A           1.86            N/A             10.71
Dec 1982         21.60        24.95         24.47           22.68          30.63           N/A             11.19
Dec 1983         30.64        29.13         27.61           26.10          17.44           N/A             9.71
Dec 1984         20.93        -7.30         20.64           1.18           7.46            N/A             9.92
Dec 1985         19.10        31.05         22.20           35.58          29.83           N/A             9.02
Dec 1986         19.16        5.68          20.30           16.21          18.43           N/A             7.84
Dec 1987         -3.64        -8.77         -7.86           -2.03          4.13            N/A             6.92
Dec 1988         13.49        24.89         24.18           20.87          11.18          40.43            7.20
Dec 1989         8.84         16.24          2.37           35.54          19.70          64.96            7.91
Dec 1990        -15.35       -19.51         -33.46          -5.12          0.66           10.55            7.80
Dec 1991         35.70        46.05         20.03           50.10          25.83          59.91            4.61
Dec 1992         14.59        18.41          7.36           11.91          7.46           11.40            2.89
Dec 1993         19.65        18.91         15.24           13.96          11.95          74.83            2.73
Dec 1994         3.17         -1.82          1.64           -3.57          -2.05          7.32             4.96
Dec 1995         15.27        28.44         13.65           30.94          24.89          5.21             5.24
Dec 1996         35.26        16.53         36.87           19.20          13.01          6.03             4.95





Source:  Lipper

                                   APPENDIX C


                         ADDITIONAL PIONEER INFORMATION


         The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.


         As of December 31, 1996, PMC employed a professional investment staff of 53, with a combined average of twelve years' experience in the financial services industry.

         Total assets of all Pioneer mutual funds at December 31, 1996, were approximately $15.8 billion representing 1,086,554 shareholder accounts, 722,661 non-retirement accounts and 363,893 retirement accounts.

                                PIONEER BOND FUND

                            PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits


                  (a)      Financial Statements:

                           The financial highlights of the Registrant for the fiscal year ended June 30, 1997 are included in Part A of the Registration Statement and the financial statements of the Registrant are incorporated by reference into Part B of the Registration Statement from the 1997 Annual Report to Shareholders for the year ended June 30, 1997 (filed electronically on August 22, 1997 file no. 811-02864 ;accession number 0000276776-97-000007).

                  (b)      Exhibits:

                           1.       Amended and Restated Declaration of Trust**
                           1.1.     Establishment and Designation of Classes**
                           2.       Amended and Restated By-Laws**
                           3.       None
                           4.       Specimen Stock Certificate**
                           5.       Management Contract between Registrant
                                    and Pioneering Management Corporation**
                           6.1.     Underwriting Agreement**
                           6.2.     Form of Dealer Sales Agreement**
                           7.       None
                           8. Custodian Agreement with Brown Brothers Harriman & Co.**
                           9.       Investment Company Service Agreement*
                           10.      Opinion of Counsel**
                           11.      Consent of Arthur Andersen LLP
                           12.      None
                           13.      None
                           14.      None
                           15.      Class A Rule 12b-1 Distribution Plan**
                           15.1.    Class B Rule 12b-1 Distribution Plan**

                           15.2.    Class C Rule 12b-1 Distribution Plan*

                           16. Description of Average Annual Total Return and Yield Calculation**
                           17.      Financial Data Schedule
                           18.      Rule 18f-3 Plan*
                           19.      Powers of Attorney**



* Incorporated by reference from the exhibits filed by the Registrant with Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A (file No. 2-62436)(the "Registration Statement") filed with the Securities and Exchange Commission on August 30, 1996 (accession number 0000950146-96-001526). ** Incorporated by reference from the exhibits filed by the Registrant with Post-Effective Amendment No. 23 to the Registration Statement (file No. 2-62436) filed with the Securities and Exchange Commission on October 27, 1995 (accession number 0000276776-95-000016).


Item 25. Persons Controlled By or Under Common Control With Registrant


                                                      Percent     State/Country
                                                        of               of
         Company                          Owned By    Shares      Incorporation


Pioneering Management Corp. (PMC)             PGI     100%          DE
Pioneering Services Corp. (PSC)               PGI     100%          MA
Pioneer Capital Corp. (PCC)                   PGI     100%          MA
Pioneer Fonds Marketing GmbH (GmbH)           PGI     100%          MA
Pioneer SBIC Corp. (SBIC)                     PGI     100%          MA
Pioneer Associates, Inc. (PAI)                PGI     100%          MA
Pioneer International Corp. (Pint)            PGI     100%          MA
Pioneer Plans Corp. (PPC)                     PGI     100%          MA
Pioneer Goldfields Ltd (PGL)                  PGI     100%          MA
Pioneer Investments Corp. (PIC)               PGI     100%          MA
Pioneer Metals and Technology, Inc. (PMT)     PGI     100%          DE
Pioneer First Polish Trust Fund
  Joint Stock Co. (First Polish)              PGI     100%      Poland
Teberebie Goldfields Ltd. (TGL)               PGI      90%       Ghana
Pioneer Funds Distributor, Inc. (PFD)         PMC     100%          MA
SBIC's outstanding capital stock              PCC     100%          MA

THE FUNDS:  All are parties to management contracts with PMC.

                                      BUSINESS
        FUND                          TRUST

Pioneer International Growth Fund         MA
Pioneer Europe Fund                       MA
Pioneer World Equity Fund                 DE
Pioneer Emerging Markets Fund             DE
Pioneer India Fund                        DE
Pioneer Mid-Cap Fund                      DE
Pioneer Growth Shares                     DE
Pioneer Growth Trust                      MA
Pioneer Micro-Cap Fund                    DE
Pioneer Fund                              DE
Pioneer II                                DE
Pioneer Real Estate Shares                DE
Pioneer Short-Term Income Fund            MA
Pioneer America Income Trust              MA
Pioneer Bond Fund                         MA
Pioneer Balanced Fund                     DE
Pioneer Intermediate Tax-Free Fund        MA
Pioneer Tax-Free Income Fund              DE
Pioneer Money Market Trust                DE
Pioneer Variable Contracts Trust          DE
Pioneer Interest Shares                   DE

OTHER:

 . SBIC is the sole general partner of Pioneer Ventures Limited Partnership, a Massachusetts limited partnership.
 . ITI Pioneer AMC Ltd. (ITI Pioneer)(Indian Corp.), is a joint venture between PMC and Investment Trust of India Ltd. (ITI) (Indian Corp.)
 . ITI and PMC own approximately 54% and 45%, respectively, of the total equity capital of ITI Pioneer.

                                            JOHN F. COGAN, JR.

Owns approximately 14% of the outstanding shares of PGI.


                                                  TRUSTEE/
         ENTITY            CHAIRMAN  PRESIDENT   DIRECTOR    OTHER

Pioneer Family
  of Mutual Funds               X        X        X

PGL                             X        X        X

PGI                             X        X        X

PPC                                      X        X

PIC                                      X        X

Pintl                                    X        X

PMT                                      X        X

PCC                                               X

PSC                                               X

PMC                            X                  X

PFD                            X                  X

TGL                            X                  X

First Polish                   X                 Member of
                                                 Supervisory
                                                 Board

Hale and Dorr LLP                                Partner

GmbH                                             Chairman of Supervisory
                                                 Board





Item 26.  Number of Holders of Securities

         The following table sets forth the approximate number of recordholders of each class of securities of the Registrant as of September 30, 1997:

                             Class A    Class B   Class C


   Number of Record Holders: 5,194      1,331     322



Item 27. Indemnification

         Except for the Amended and Restated Declaration of Trust dated December 7, 1993 establishing the Registrant as a Trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability of which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


Item 28. Business and Other Connections of Investment Adviser

         All of the information required by this item is set forth in the Form ADV, as amended, of Pioneering Management Corporation. The following sections of such Form ADV are incorporated herein by reference:

         (a)      Items 1 and 2 of Part 2;

         (b)      Section IV, Business Background, of each Schedule D.

Item 29. Principal Underwriter

                  (a)      See Item 25 above.

                  (b)      Directors and Officers of PFD:

                    Positions and Offices    Positions and Offices

Name                   with Underwriter         with Registrant
----                   ----------------         ---------------

John F. Cogan, Jr.     Director and Chairman     Chairman of the Board,
                                                 President and Trustee

Robert L. Butler       Director and President    None



David D. Tripple       Director                  Executive Vice President and
                                                 Trustee


Steven M. Graziano     Senior                     None
                       Vice President

Stephen W. Long        Senior                     None
                       Vice President

John W. Drachman       Vice President             None

Barry G. Knight        Vice President             None

William A. Misata      Vice President             None

Anne W. Patenaude      Vice President             None

Elizabeth B. Bennett   Vice President             None

Gail A. Smyth          Vice President             None

Constance D. Spiros    Vice President             None

Marcy L. Supovitz      Vice President             None

Mary Kleeman           Vice President             None

Steven R. Berke        Assistant                  None
                       Vice President

Mary Sue Hoban         Assistant                  None
                       Vice President

William H. Keough      Treasurer                  Treasurer

Roy P. Rossi           Assistant Treasurer        None

Joseph P. Barri        Clerk                      Secretary

Robert P. Nault        Assistant Clerk            Assistant Secretary



                  (c)      Not applicable.



         All of the information required by this item is set forth in the Form ADV, as amended, of the Registrant's Manager, Pioneering Management Corporation. The following sections of such Form ADV are incorporated herein by reference:

                  (a)      Items 1 and 2 of Part 2;

                  (b)      Section 6, Business Background, of each Schedule D.

Item 30. Location of Accounts and Records

                  The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.


Item 31. Management Services

                  The Registrant is a party to one contract, described in the Prospectus and the Statement of Additional Information, under which it receives management and advisory services from Pioneering Management Corporation.


Item 32. Undertakings

                  The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                   SIGNATURES




Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 24th day of October, 1997.




                                                               PIONEER BOND FUND


                                                     By:/s/John F. Cogan, Jr
                                                              John F. Cogan, Jr.
                                                              President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25 to the Registration Statement of Pioneer Bond Fund (File No. 2-62436) has been signed below by the following persons in the capacities and on the dates indicated:

         Title and Signature                               Date

Principal Executive Officer:                                  )
                                                              )
                                                              )
John F. Cogan, Jr.*                                           )
--------------------------------------------
John F. Cogan, Jr., President                                 )
                                                              )
                                                              )
Principal Financial and                                       )
Accounting Officer:                                           )
                                                              )
                                                              )
William H. Keough*                                            )
William H. Keough, Treasurer                                  )
                                                              )
                                                              )
Trustees:                                                     )
                                                              )
John F. Cogan, Jr.*                                           )
John F. Cogan, Jr.                                            )
                                                              )

Richard H. Egdahl, M.D.*                                      )
Richard H. Egdahl, M.D.                                       )
                                                              )
                                                              )
Margaret B. W. Graham*                                        )
Margaret B. W. Graham                                         )
                                                              )
                                                              )
John W. Kendrick*                                             )
John W. Kendrick                                              )
                                                              )
                                                              )
Marguerite A. Piret*                                          )
Marguerite A. Piret                                           )
                                                              )
                                                              )
David D. Tripple*                                             )
David D. Tripple                                              )
                                                              )
                                                              )
Stephen K. West*                                              )
Stephen K. West                                               )
                                                              )
                                                              )
John Winthrop*                                                )
John Winthrop                                                 )

---------




*By  /s/John F. Cogan, Jr.                                    October 24, 1997
     ----------------------
         John F. Cogan, Jr.
         Attorney-in-fact

                                  Exhibit Index



Exhibit
Number            Document Title


11.               Consent of Arthur Andersen LLP